Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter of 2024
Total Revenue of $126 Million
GAAP Earnings Per Share of $0.29, Non-GAAP Earnings Per Share of $0.47
MINNEAPOLIS – November 1, 2024 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2024.
Third Quarter 2024 Financial Highlights:
•Revenue was $125.6 million, a 3.9% decrease compared to record revenue of $130.7 million in the third quarter of 2023.
•Revenue generated from Protolabs Network was $25.3 million, a 11.6% increase compared to the third quarter of 2023.
•Net income was $7.2 million, or $0.29 per diluted share, compared to $8.0 million, or $0.31 per diluted share, in the third quarter of 2023.
•Non-GAAP net income was $11.8 million, or $0.47 per diluted share, compared to $13.2 million, or $0.51 per diluted share, in the third quarter of 2023. See “Non-GAAP Financial Measures” below.
•EBITDA was $17.5 million, or 13.9% of revenue. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $21.9 million, or 17.4% of revenue, compared to $23.9 million, or 18.3% of revenue, in the third quarter of 2023. See “Non-GAAP Financial Measures” below.

"Our disciplined approach and resilient business model drove solid financial results in the third quarter, despite continued dynamic challenges in the manufacturing sector," said Rob Bodor, President and Chief Executive Officer. "We remain committed to accelerating our growth, as highlighted by the actions we initiated at the end of the second quarter to reorganize our internal structure and better position the company for growth and value-creation over the long-term. We are committed to executing on our priorities and increasing value for our shareholders."

Dan Schumacher, Chief Financial Officer, commented: "In the third quarter, our business generated its highest quarterly operating cash flow since 2020—before the acquisition of 3D Hubs. This is a testament to the profitability of Protolabs' model against any macro backdrop, driven by our unique combined factory and network model. We will continue to invest profits to accelerate growth and create value for shareholders."

Additional Third Quarter 2024 Highlights:
•Customer contact information
◦Protolabs served 22,511 customer contacts during the quarter.
◦Revenue per customer contact decreased 1.5% year-over-year to $5,580. Year-to-date, revenue per customer contact is up 4.7%.
•Gross margin was 45.6% of revenue, compared to 45.4% of revenue in the third quarter of 2023.
•Non-GAAP gross margin was 46.2% of revenue, compared to 46.0% of revenue in the third quarter of 2023. See "Non-GAAP Financial Measures" below.
•Cash flow from operations was $24.8 million in the third quarter of 2024.
•Cash and investments balance was $117.6 million as of September 30, 2024.

Fourth Quarter 2024 Outlook

For the fourth quarter of 2024, the Company expects to generate revenue between $115 million and $123 million.

The Company expects fourth quarter 2024 diluted net income per share between $0.10 and $0.18, and non-GAAP diluted net income per share between $0.28 and $0.36. See "Non-GAAP Financial Measures" below.
Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its third quarter 2024 financial results and fourth quarter 2024 outlook today, November 1, 2024 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/b94yu8yp/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contacts:
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact:
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$87,873	$83,790
Short-term marketable securities	12,638	19,013
Accounts receivable, net	69,464	72,848
Inventory	12,415	13,657
Income taxes receivable	665	2,228
Prepaid expenses and other current assets	10,019	9,124
Total current assets	193,074	200,660

Property and equipment, net	237,942	253,655
Goodwill	273,991	273,991
Other intangible assets, net	22,890	25,584
Long-term marketable securities	17,120	8,019
Operating lease assets	3,519	4,628
Finance lease assets	759	960
Other long-term assets	4,491	4,856
Total assets	$753,786	$772,353

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,004	$15,636
Accrued compensation	17,549	15,292
Accrued liabilities and other	18,455	16,872
Current operating lease liabilities	1,450	1,585
Current finance lease liabilities	306	296
Income taxes payable	994	—
Total current liabilities	53,758	49,681

Long-term operating lease liabilities	1,979	3,008
Long-term finance lease liabilities	365	595
Long-term deferred tax liabilities	12,688	18,742
Other long-term liabilities	5,003	5,032

Shareholders' equity	679,993	695,295
Total liabilities and shareholders' equity	$753,786	$772,353

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue
Injection Molding	$46,831	$51,688	$148,574	$152,455
CNC Machining	53,327	52,916	154,498	149,317
3D Printing	21,437	21,622	64,300	63,952
Sheet Metal	3,743	4,291	11,218	12,478
Other Revenue	281	188	550	627
Total Revenue	125,619	130,705	379,140	378,829

Cost of revenue	68,389	71,423	207,897	212,648
Gross profit	57,230	59,282	171,243	166,181

Operating expenses
Marketing and sales	22,619	21,682	69,070	65,863
Research and development	9,772	10,105	31,600	30,647
General and administrative	16,259	17,058	49,167	49,713
Closure of Japan business	—	22	—	186
Total operating expenses	48,650	48,867	149,837	146,409
Income from operations	8,580	10,415	21,406	19,772
Other income (loss), net	1,288	320	3,548	(1,758)
Income before income taxes	9,868	10,735	24,954	18,014
Provision for income taxes	2,679	2,781	7,957	7,784
Net income	$7,189	$7,954	$16,997	$10,230

Net income per share:
Basic	$0.29	$0.31	$0.67	$0.39
Diluted	$0.29	$0.31	$0.67	$0.39

Shares used to compute net income per share:
Basic	24,980,536	26,023,830	25,304,985	26,296,304
Diluted	25,022,485	26,028,456	25,382,280	26,327,606

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net income	$16,997	$10,230
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,984	28,213
Stock-based compensation expense	12,716	11,811
Deferred taxes	(6,140)	(9,197)
Interest on finance lease obligations	26	859
Loss on impairment of equipment	256	—
Loss on foreign currency translation	—	3,906
Gain on disposal of property and equipment	(24)	(498)
Other	103	122
Changes in operating assets and liabilities	9,617	10,600
Net cash provided by operating activities	60,535	56,046

Investing activities
Purchases of property, equipment and other capital assets	(8,339)	(9,935)
Proceeds from sales of property, equipment and other capital assets	34	693
Purchases of marketable securities	(18,087)	—
Proceeds from call redemptions and maturities of marketable securities	15,709	19,115
Net cash (used in) provided by investing activities	(10,683)	9,873

Financing activities
Proceeds from exercises of stock options and employee stock purchases	2,094	1,986
Purchases of shares withheld for tax obligations	(1,920)	(1,436)
Repurchases of common stock	(45,958)	(39,053)
Principal repayments of finance lease obligations	(220)	(234)
Net cash used in financing activities	(46,004)	(38,737)
Effect of exchange rate changes on cash and cash equivalents	235	(244)
Net increase in cash and cash equivalents	4,083	26,938
Cash and cash equivalents, beginning of period	83,790	56,558
Cash and cash equivalents, end of period	$87,873	$83,496

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net income	$7,189	$7,954	$16,997	$10,230
Add back:
Stock-based compensation expense	4,196	4,441	12,716	11,811
Amortization expense	888	1,461	2,796	4,471
Unrealized (gain) loss on foreign currency	174	(29)	323	86
Costs related to Japan closure activities	—	22	—	4,093
Total adjustments [1]	5,258	5,895	15,835	20,461
Income tax benefits on adjustments [2]	(627)	(633)	(1,066)	(931)
Non-GAAP net income	$11,820	$13,216	$31,766	$29,760

Non-GAAP net income per share:
Basic	$0.47	$0.51	$1.26	$1.13
Diluted	$0.47	$0.51	$1.25	$1.13

Shares used to compute non-GAAP net income per share:
Basic	24,980,536	26,023,830	25,304,985	26,296,304
Diluted	25,022,485	26,028,456	25,382,280	26,327,606

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Cost of revenue	$817	$805	$2,428	$2,416

Marketing and sales	727	961	2,378	2,508
Research and development	671	675	2,031	1,888
General and administrative	2,869	3,461	8,675	9,471
Closure of Japan business	—	22	—	186
Total operating expenses	4,267	5,119	13,084	14,053

Other income (loss), net	174	(29)	323	3,992
Total adjustments	$5,258	$5,895	$15,835	$20,461

2For the three and nine months ended September 30, 2024 and 2023, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$125,619	$130,705	$379,140	$378,829
Gross profit	57,230	59,282	171,243	166,181
GAAP gross margin	45.6%	45.4%	45.2%	43.9%
Add back:
Stock-based compensation expense	474	462	1,401	1,388
Amortization expense	343	343	1,027	1,028
Total adjustments	817	805	2,428	2,416
Non-GAAP gross profit	$58,047	$60,087	$173,671	$168,597
Non-GAAP gross margin	46.2%	46.0%	45.8%	44.5%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$125,619	$130,705	$379,140	$378,829
Income from operations	8,580	10,415	21,406	19,772
GAAP operating margin	6.8%	8.0%	5.6%	5.2%
Add back:
Stock-based compensation expense	4,196	4,441	12,716	11,811
Amortization expense	888	1,461	2,796	4,471
Costs related to Japan closure activities	—	22	—	186
Total adjustments	5,084	5,924	15,512	16,468
Non-GAAP income from operations	$13,664	$16,339	$36,918	$36,240
Non-GAAP operating margin	10.9%	12.5%	9.7%	9.6%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$125,619	$130,705	$379,140	$378,829
GAAP net income	7,189	7,954	16,997	10,230
GAAP net income margin	5.7%	6.1%	4.5%	2.7%
Add back:
Amortization expense	$888	$1,461	$2,796	$4,471
Depreciation expense	8,021	7,869	24,188	23,742
Interest income, net	(1,287)	(561)	(3,548)	(1,283)
Provision for income taxes	2,679	2,781	7,957	7,784
EBITDA	17,490	19,504	48,390	44,944
EBITDA Margin	13.9%	14.9%	12.8%	11.9%
Add back:
Stock-based compensation expense	4,196	4,441	12,716	11,811
Unrealized (gain) loss on foreign currency	174	(29)	323	86
Costs related to Japan closure activities	—	22	—	4,093
Total adjustments	4,370	4,434	13,039	15,990
Adjusted EBITDA	$21,860	$23,938	$61,429	$60,934
Adjusted EBITDA Margin	17.4%	18.3%	16.2%	16.1%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$99,571	$—	$99,571	$103,940	(4.2%)	(4.2%)
Europe	26,048	(474)	25,574	26,765	(2.7%)	(4.4%)
Total revenue	$125,619	$(474)	$125,145	$130,705	(3.9%)	(4.3%)

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$299,593	$—	$299,593	$298,007	0.5%	0.5%
Europe	79,547	(1,357)	78,190	80,822	(1.6%)	(3.3%)
Total revenue	$379,140	$(1,357)	$377,783	$378,829	0.1%	(0.3%)

1Revenue for the three and nine months ended September 30, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2023 to GAAP revenue for the three and nine months ended September 30, 2024.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2023 to non-GAAP revenue for the three and nine months ended September 30, 2024 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$46,831	$(198)	$46,633	$51,688	(9.4)%	(9.8)%
CNC Machining	53,327	(160)	53,167	52,916	0.8	0.5
3D Printing	21,437	(108)	21,329	21,622	(0.9)	(1.4)
Sheet Metal	3,743	(4)	3,739	4,291	(12.8)	(12.9)
Other Revenue	281	(4)	277	188	49.5	47.3
Total Revenue	$125,619	$(474)	$125,145	$130,705	(3.9%)	(4.3%)

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$148,574	$(666)	$147,908	$152,455	(2.5)%	(3.0)%
CNC Machining	154,498	(378)	154,120	149,317	3.5	3.2
3D Printing	64,300	(315)	63,985	63,952	0.5	0.1
Sheet Metal	11,218	9	11,227	12,478	(10.1)	(10.0)
Other Revenue	550	(7)	543	627	(12.3)	(13.4)
Total Revenue	$379,140	$(1,357)	$377,783	$378,829	0.1%	(0.3%)

1Revenue for the three and nine months ended September 30, 2024 has been recalculated using 2023 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2023 to GAAP revenue for the three and nine months ended September 30, 2024.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2023 to non-GAAP revenue for the three and nine months ended September 30, 2024 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2023) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Customer contacts	22,511	23,080	43,671	45,668
Revenue per customer contact	$5,580	$5,663	$8,682	$8,295

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(In thousands, except per share and per share amounts)
(Unaudited)

	Q4 2024 Outlook
	Low	High
GAAP diluted net income per share	$0.10	$0.18
Add back:
Stock-based compensation expense	0.15	0.15
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.28	$0.36